Delaware Group Premium Fund
                           Balanced Series
                        Capital Reserves Series
                              REIT Series
                       Social Awareness Series

             Supplement to Prospectuses dated May 1, 2000

  The following replaces the information under the section of the Prospectus entitled "Portfolio managers" for Balanced
  Series:

  John B. Jares, Paul A. Grillo and Stephen R. Cianci have primary responsibility for making day-to-day investment decisions for Balanced Series.

  John B. Jares, Vice President/Senior Portfolio Manager, holds a BS degree in finance and an MBA from the University of Colorado. He joined Delaware Investments in March 2000. Mr. Jares came to Delaware from Berger Funds, where he served as a portfolio manager and securities analyst specializing in the consumer and technology sectors. Prior to joining Berger, Mr. Jares was a senior equity analyst at Founders Asset Management, with responsibility for large capitalization companies. He began his career at Lipper Analytical Services, Inc. in 1992. Mr. Jares is a CFA charterholder. He has been managing the Balanced Series since March 2000.

  Paul A. Grillo, Vice President/Portfolio Manager, holds a BA in Business Management from North Carolina State University and an MBA in Finance from Pace University. Prior to joining Delaware Investments in 1993, Mr. Grillo served as mortgage strategist and trader at the Dreyfus Corporation. He also served as mortgage strategist and portfolio manager for the Chemical Investment Group and as financial analyst at
  Chemical Bank.  Mr. Grillo is a CFA charterholder.   He has
  been managing the fixed-income portion of the Balanced Series since April 25, 2000.

  Stephen R. Cianci, Vice President/Portfolio Manager, holds a BS and an MBA in finance from Widener University. He joined Delaware Investments in 1992 and assumed responsibility for maintaining the Fixed Income Department s investment grade analytical systems. These responsibilities included portfolio analysis and the analysis of mortgage-backed and asset-backed securities. Mr. Cianci is an Adjunct Professor of Finance at Widener University and a CFA charterholder. He has been managing the fixed-income portion of the Balanced Series since April 25, 2000.

  The following revises the information under the section of the Prospectus entitled "Portfolio manager" for Capital
  Reserves Series:

  Paul A. Grillo and Stephen R. Cianci have primary responsibility for making day-to-day investment decisions for the Capital Reserves Series. They became co-managers of the Series on April 25, 2000. Please see the information provided above for Mr. Grillo's and Mr. Cianci's business experience.

  The following replaces the information under the section of the Prospectus entitled "Portfolio managers" for REIT
  Series:

  Thomas J. Trotman and Damon J. Andres have primary responsibility for making day-to-day investment decisions for the REIT Series. Mr. Trotman and Mr. Andres have been on the Series' investment management team since 1998.

  Thomas J. Trotman, Vice President/Portfolio Manager, earned a bachelor's degree in Accounting from Muhlenberg College and an MBA from Widener University. Prior to joining Delaware Investments in 1995, he was Vice President and Director of Investment Research at Independence Capital Management. Before that, he held credit-related positions at Marine Midland Bank, U.S. Steel Corporation, and Amerada Hess. Mr. Trotman is a CFA charterholder.

  Damon J. Andres, Vice President/Portfolio Manager, earned a BS in Business Administration with an emphasis in Finance and Accounting from the University of Richmond. Prior to joining Delaware Investments in 1994, he provided investment consulting services as a Consulting Associate with Cambridge Associates, Inc. in Arlington, Virginia.


  The following replaces the information under the section of the Prospectus entitled "Portfolio managers" for Social
  Awareness Series.

  Vantage Investment Advisors began managing the Series in 1997. Effective as of May 1, 2000, Vantage's quantitative portfolio management team has primary responsibility for the day-to-day management of the Series. Vantage's investment team makes all recommendations and decisions regarding the purchase and sale of individual securities.